                                  Exhibit 21.1

                             EBIZ ENTERPRISES, INC.
                                  SUBSIDIARIES


  NAME                   JURISDICTION OF INCORPORATION          OWNERSHIP
  ----                   -----------------------------          ---------

  PIA, Inc.                      Nevada                            100%